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                                                                    EXHIBIT 99.1


                                 SCHEDULE 13G
                              CUSIP NO. 670198 10



                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G, and any and all amendments thereto, with regard to the beneficial ownership of Common Stock, $0.001 par value, of Nucentrix Broadband Networks, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to any such joint filing. In evidence thereof the undersigned hereby execute this Agreement as of the 10th day of April, 1999.


                               QUAKER CAPITAL MANAGEMENT CORPORATION



                               By:/s/ Mark G. Schoeppner
                                  ----------------------------------------------
                                     Mark G. Schoeppner, President


                               QUAKER CAPITAL PARTNERS I, L.P.

                               By:      Quaker Premier, L.P., its general
                                        partner

                               By:      Quaker Capital Management
                                        Corporation, its general partner



                                        By:/s/ Mark G. Schoeppner
                                           ------------------------------------
                                              Mark G. Schoeppner,
                                              President


                               QUAKER PREMIER, L.P.

                               By:      Quaker Capital Management
                                        Corporation, its general partner



                                        By:/s/ Mark G. Schoeppner
                                           ------------------------------------
                                              Mark G. Schoeppner,
                                              President


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